Exhibit 10.6
FEE LETTER
September 5, 2007
Santander Consumer USA Inc.
8585 North Stemmons Freeway, Suite 1100-N
Dallas, Texas 75247
Santander Drive Auto Receivables Trust 2007-2
c/o U.S. Bank Trust National Association
300 Delaware Avenue, 9th Floor
Wilmington, Delaware 19801
Wells Fargo Bank, National Association
Sixth Street and Marquette Avenue
MAC N9311-161
Minneapolis, MN 55479
Santander Drive Auto Receivables Trust 2007-2
$600,000,000 Class A Asset Backed Notes
$103,000,000 Class A-1 5.8014% Asset Backed Notes
$128,000,000 Class A-2 LIBOR + .35% Asset Backed Notes
$369,000,000 Class A-3 LIBOR + .80% Asset Backed Notes
Ladies and Gentlemen:
     This letter (this “Fee Letter”) will confirm the agreement of Santander Consumer USA Inc., (“Santander Drive”), Santander Drive Auto Receivables Trust 2007-2 (the “Issuer”) and MBIA Insurance Corporation (“MBIA”) that the following nonrefundable payments and other obligations are to be made and undertaken in connection with, and subject to, the closing of the above-described transaction and in consideration of the issuance by MBIA of its Financial Guaranty Insurance Policy (the “Policy”) in respect thereof. The Premium paid to MBIA shall be nonrefundable for any reason whatsoever, including the lack of any payment under the Policy or any other circumstances relating to the Notes or provision being made for payments of the Notes prior to maturity.
     This Fee Letter is the Fee Letter referred to in the Insurance Agreement dated as of September 5, 2007 (the “Insurance Agreement”) by and among MBIA, as Insurer, Santander Consumer USA Inc., as Servicer and Originator, Santander Drive Receivables LLC, as Seller, the Issuer, Wells Fargo Bank, National Association, as Indenture Trustee (the “Indenture Trustee”) and Backup Servicer, and U.S. Bank Trust National Association, as Owner Trustee.
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The obligations of the Issuer hereunder constitute an obligation of the Issuer under the Insurance Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Insurance Agreement or the Indenture dated as of September 5, 2007 (the “Indenture”) executed by the Issuer and the Indenture Trustee, as the same may be amended and supplemented from time to time in accordance with the terms thereof.
     1. Fees: Santander Drive or the Issuer shall pay the following amounts on or before the Closing Date:
     (a) Legal fees and expenses of Kutak Rock to be billed separately, in an amount not to exceed $45,000 which shall be wired to the Kutak Rock account set forth below;
     (b) If a certificate or consent from the Insurer’s auditor regarding the inclusion of MBIA’s audited financial statements in any of the documents is required, the fee of the Insurer’s auditor letter to be billed directly by PricewaterhouseCoopers, L.L.P;
     (c) The due diligence fees and expenses of The Acuiti Group in the amount of $18,527.06;
     (d) Fees of Moody’s Investor’s Service and Standard & Poor’s Ratings Services (the “Rating Agencies”) to be billed to the Issuer directly by the Rating Agencies.
     2. Premium: The Issuer shall pay to MBIA, pursuant to Section 5.08(a)(v) of the Sale and Servicing Agreement, (a) on the first Distribution Date, an amount equal to the product of (i) 0.00733% times (ii) the Class A Note Balance of the Class A Notes with respect to such date (prior to giving effect to any Class A Principal Distributable Amount on such date) and (b) commencing on the second Distribution Date and on each Distribution Date thereafter, an amount equal to the product of (i) 0.01833% and (ii) the Class A Note Balance of the Class A Notes with respect to such date (prior to giving effect to any Class A Principal Distributable Amount on such date), which amounts shall constitute the “Premium” referred to in Section 3.02 of the Insurance Agreement. The Premium is based on a rate of 22 basis points per annum (the “Premium Percentage”). The amount of Premium due on each Distribution Date shall be rounded to the nearest dollar and wired to the MBIA account set forth below.
     3. Wiring Instructions: Unless another account is designated to you in writing federal funds wire transfers:
     (a) to MBIA should be made with the following details specifically stated on the wire instructions:
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MBIA wiring instructions:
Account Name: MBIA Insurance Corporation
Account Number: 910-2-721-728
Bank: JPMorgan Chase Bank
4 Chase Metro Tech Center
Brooklyn, NY 11245
ABA Number: 021 0000 21
Reference: Policy No. 501381
     (b) to Kutak Rock should be made with the following details specifically stated on the wire instructions:
Kutak Rock wiring instructions: Account Name: Kutak Rock LLP ABA Number: 104000016 Bank: First National Bank of Omaha (Nebraska) Account Number: 24-690470 Reference: 6613/01-3892
     4. The Indenture Trustee hereby acknowledges its obligation to pay the amounts set forth above from moneys of the Issuer pursuant to the terms of the Indenture.
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4834-1665-0241.5

Exhibit 10.6

Sincerely,

MBIA INSURANCE CORPORATION

By	/s/ Amy R. Gonch

Assistant Secretary

ACKNOWLEDGED AND AGREED

SANTANDER CONSUMER USA INC.

By	/s/ Jim W. Moore

Title	Vice President

SANTANDER DRIVE AUTO RECEIVABLES TRUST 2007-2, as Issuer

By U.S. Bank Trust National Association, not in its individual capacity, but solely as Owner Trustee on behalf of the Issuer

By	/s/ Annette E. Morgan

Title	Trust Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee

By	/s/ Marianna C. Stershic

Title	Vice President

Santander Drive Auto Receivables Trust 2007-2
Fee Letter Signature Page
4834-1665-0241.5